EXHIBIT (23)

Bodyguard Records.com, Inc.
138 Fulton Street
New York, NY  10038



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated June 21, 2000 relating to the financial statements of Bodyguard Records.com, Inc. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.


                                         /s/ Sobel & Co., LLC
                                         Certified Public Accountants

Livingston, New Jersey
June 21, 2000